Exhibit 10(c)

CONFIDENTIAL MATERIAL HAS BEEN

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1

CONFIDENTIAL

Term Sheet

for Second Amendment of the

Pellet Sale and Purchase Agreement

(“Term Sheet”)

May 22, 2008

Parties:	The Cleveland-Cliffs Iron Company, Cliffs Mining Company, Northshore Mining Company, and Cliffs Sales Company (collectively, “Cliffs”) and Algoma Steel Inc. (“Algoma”).

Purpose:	Cliffs and Algoma wish to amend the terms of the Pellet Sale and Purchase Agreement of January 31, 2002, as amended (“Agreement”) with respect to the volume of iron ore pellets to be purchased and sold thereunder for the years [*****], as well as the pricing of the iron ore pellets for the year [*****]. Cliffs and Algoma each acknowledge and agree that the Agreement shall be amended as set forth in this Term Sheet, and further that, except as amended hereby, the Agreement is and shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning(s) set forth in the Agreement.

Volume:	For the year 2008, Cliffs shall supply to Algoma, and Algoma shall purchase from Cliffs, [*****] tons of Cliffs Pellets for use by Algoma in accordance with the terms of the Agreement. Notwithstanding the foregoing, with respect to Algoma’s right to modify its 2008 Annual Requirements pursuant to Section 5(b) of the Agreement, such right of modification shall only be exercisable with respect to Algoma’s Annual Requirements up to [*****] tons.

For the year 2009, Cliffs shall supply to Algoma, and Algoma shall purchase from Cliffs, [*****] tons of Cliffs Pellets for use by Algoma in accordance with the terms of the Agreement. Notwithstanding the foregoing, with respect to Algoma’s right to modify its 2009 Annual Requirements pursuant to Section 5(b) of the Agreement, such right of modification shall only be exercisable with respect to Algoma’s Annual Requirements up to [*****] tons.

Price:

For the year 2008, the price for Cliffs Pellets purchased by Algoma shall be as follows: (i) [*****] tons of Cliffs Pellets at an estimated price of: [*****] per ton (which at the expected natural iron content of [*****] for Tilden Hem Flux Pellets is [*****] per iron unit and which at the expected natural iron content of [*****] for Tilden Mag Flux Pellets is [*****] per iron unit); and (ii) [*****] tons of Cliffs Pellets at an estimated price of: [*****] per ton (which at the expected natural iron content of

CONFIDENTIAL MATERIAL HAS BEEN

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ASTERISKS DENOTE SUCH OMISSIONS.

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[*****] for Tilden Hem Flux Pellets is [*****] per iron unit and which at the expected natural iron content of [*****] for Tilden Mag Flux Pellets is [*****] per iron unit). The foregoing prices shall be applicable to all f.o.b. delivery points specified in Section 8(c) of the Agreement. The foregoing prices for the year 2008 are final and are not subject to modification by any provision contained in Section 6 of the Agreement.

For the year 2009, the price for all Cliffs Pellets purchased by Algoma shall be determined in accordance with the pricing provisions set forth in the Agreement.

Payment Terms:	The payment terms in the Agreement shall remain unchanged except as follows:

For the year 2008: (i) [*****] tons of Cliffs Pellets delivered to Algoma in [*****] shall be invoiced by Cliffs, and purchased by Algoma, at the price of [*****] per iron unit (Tilden Hem Flux Pellets) or [*****] per iron unit (Tilden Mag Flux Pellets) as applicable, (ii) the first [*****] tons of Cliffs Pellets delivered to Algoma in each of the calendar months beginning [*****] shall be invoiced by Cliffs, and purchased by Algoma, at the price of [*****] per iron unit (Tilden Hem Flux Pellets) or [*****] per iron unit (Tilden Mag Flux Pellets) as applicable, and (iii) all other Cliffs Pellets delivered to Algoma during 2008 shall be invoiced by Cliffs, and purchased by Algoma, at the price of [*****] per iron unit (Tilden Hem Flux Pellets) or [*****] per iron unit (Tilden Mag Flux Pellets) as applicable. Further, in the event Algoma has not shipped its entire nominated tonnage for [*****], then Algoma shall pay Cliffs for the balance of such tonnage via wire transfer on [*****]. Further, on or before [*****].

For the year 2009: In the event Algoma has not shipped its entire nominated tonnage for [*****], then Algoma shall pay Cliffs for the balance of such tonnage via wire transfer [*****] and title to such tonnage shall transfer to Algoma [*****]. Further, on or before [*****].

CONFIDENTIAL MATERIAL HAS BEEN

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Price Re-opener:	Algoma and Cliffs each acknowledge and agree that the terms and provisions of this Term Sheet were negotiated in settlement of Algoma’s January 3, 2008 request for a price renegotiation pursuant to Section 13 of the Agreement (and Algoma’s related March 3, 2008 request for arbitration pursuant of Section 15 of the Agreement) and that neither party shall have any further right to request a price renegotiation except in accordance with Section 13 of the Agreement. Further, upon execution of this Term Sheet, Algoma shall immediately withdraw its March 3, 2008 request for arbitration. Algoma and Cliffs further acknowledge and agree that the terms and provisions of this Term Sheet, as negotiated in full and final settlement of Algoma’s January 3, 2008 request for a price renegotiation, which is settled hereby with prejudice but is without prejudice to either party’s right or ability to request future price renegotiation at the times and in the manner specified in Section 13 of the Agreement.

Definitive Contract:	Algoma and Cliffs each acknowledge and agree that once this Term Sheet is executed, the Agreement, as amended by this Term Sheet, shall govern the performance of the parties until such time as a separate definitive written amendment to the Agreement, if any, is executed and delivered by the parties.

CLIFFS MINING COMPANY		ALGOMA STEEL INC.

By:	/s/ W. Calfee	By:	/s/ V. Ciappetta

Title:	Executive Vice President – Commercial	Title:	Vice President – Legal

Date:	May 27, 2008	Date:	May 30, 2008

NORTHSHORE MINING COMPANY

By:	/s/ W. Calfee

Title:	Executive Vice President – Commercial

Date:	May 27, 2008

[SIGNATURES CONTINUED ON NEXT PAGE]

CONFIDENTIAL MATERIAL HAS BEEN

OMITTED AND FILED SEPARATELY WITH THE

SECURITIES EXCHANGE COMMISSION.

ASTERISKS DENOTE SUCH OMISSIONS.

4

THE CLEVELAND-CLIFFS IRON COMPANY

By:	/s/ D. B. Blake

Title:	Vice President – Iron Ore

Date:	5/23/08

CLIFFS SALES COMPANY

By:	/s/ W. Calfee

Title:	Executive Vice President – Commercial

Date:	May 27, 2008